Inspire Global Hope ETF

BLES

Inspire Small/Mid Cap Impact ETF

ISMD

Inspire Corporate Bond Impact ETF

IBD

Inspire 100 ETF

BIBL

Inspire International ESG ETF

WWJD

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated July 13, 2020

to the Prospectus and Statement of Additional Information (the “SAI”) dated March 30, 2020

_________________________________________________________________________________

Effective July 13, 2020, all references to each Funds’ distributor, Northern Lights Distributors, LLC, have been replaced with Foreside Financial Services, LLC (the “Distributor”). Accordingly, disclosure in the Funds’ current Prospectus and SAI is added as follows:

Foreside Financial Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

You can obtain copies of the Funds’ Prospectus, annual or semi-annual reports without charge by contacting the Funds’ Distributor, Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101or by calling (866) 453-5199. You may also obtain a Prospectus by visiting the website at www.inspireetf.com.

______________________________________________________________________

You should read this Supplement in conjunction with the Funds' Prospectus and SAI dated March 30, 2020 which provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.inspireetf.com or by calling 1-877-658-9473.